UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-2
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 1997



                               LANDEC CORPORATION
             (Exact name of registrant as specified in its charter)


                                   California
         (State or other jurisdiction of incorporation or organization)


         0-27446                                          94-3025618
(Commission file number)                       (IRS Employer Identification No.)




3603 Haven Avenue, Menlo Park, California                   94025
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:     (650) 306-1650

                                       N/A
          (Former name or former address, if changed from last report)

         The undersigned Registrant hereby amends the following items from the Current Report on Form 8-K filed on September 12, 1997, as amended by the Current Report on Form 8-K/A-1 filed on November 7, 1997. The Registrant is amending Item 7 to include certain pro forma financial information associated therewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Acquired Business

                Not applicable

         (b)  Pro Forma Financial Information

              The following pages 3 through 9 contain (1) the unaudited pro forma condensed consolidated balance sheet as of July 31, 1997, and the notes thereto and (2) the unaudited pro forma condensed consolidated statement of operations for the nine months ended July 31, 1997 and for the year ended October 31, 1996 and the notes thereto.

         (c)  Exhibits

              10.18  *Asset  Purchase   Agreement  between  Bissell   Healthcare
                     Corporation and Landec Corporation, dated August 28, 1997.

              10.19 *Technology License Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.

              10.20 *Supply Agreement between Bissell Healthcare Corporation and Landec Corporation, dated August 28, 1997.


------------------------------

* Confidential treatment requested.

                               LANDEC CORPORATION
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial information comprised of a pro forma condensed consolidated balance sheet, pro forma condensed consolidated statement of operations, and explanatory notes (collectively, "the Pro Forma Financial Information") were prepared to give effect to the sale by Landec Corporation ("Landec" or the "Company") of certain assets associated with the Registrant's QuickCast(TM) line of business(the "Business") to Bissell Healthcare Corporation ("Bissell"). The sale has been accounted for as a disposal of a segment. The pro forma condensed consolidated balance sheet as of July 31, 1997, assumes that the sale occurred on July 31, 1997. The pro forma condensed consolidated statement of operations for the nine months ended July 31, 1997, and for the fiscal year ended October 31, 1996 assumes that the sale occurred on November 1, 1995, except that the non-recurring gain on the transaction has been omitted. The Pro Forma Financial Information do not purport to represent what Landec's financial position or results of operations would have been if the sale in fact had occurred on that date or at the beginning of the periods indicated or to project Landec's financial position or results of operations for any future date or period.

The pro forma adjustments are based upon available information and upon certain assumptions as described in Note 1 to the Pro Forma Financial Information that Landec believes are reasonable under the circumstances. The Pro Forma Financial Information should be read in conjunction with the historical consolidated financial statements, including the notes thereto. The historical consolidated financial statements of Landec are included in its Quarterly Report on Form 10-Q for the period ended July 31, 1997, as filed with the Securities and Exchange Commission on September 15, 1997 and in its Annual Report on Form 10-K for the fiscal year ended October 31, 1996, as filed with the Securities and Exchange Commission on January 29, 1997.

                               LANDEC CORPORATION
                          UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                                  July 31, 1997
                                 (in thousands)

                                                                   Pro Forma     Adjusted Pro
                                                  Historical      Adjustments       Forma
                                                 -------------- --------------- --------------
                  Assets
Current Assets:
   Cash and cash equivalents                      $  7,740      $    950 (a)    $  8,690
                                                                    (158)(b)        (158)
   Short-term investments                           11,280          --            11,280
   Restricted investment                             8,837          --             8,837
   Accounts receivable, net                          2,318          --             2,318
   Inventory                                         2,125          (215)(c)       1,910
   Prepaid expenses and other current assets           567          (236)(d)         331
                                                  --------      ------------    ---------
Total Current Assets                                32,867           341          33,208

Property and equipment, net                          4,078          (177)(e)       3,901
Intangible assets                                    6,916          --             6,916
Other assets                                           202           (15)(d)         187
                                                  --------      ------------    ---------
                                                  $ 44,063      $    149        $ 44,212
                                                  ========      ============    =========
           Liabilities and Stockholders' Equity
Current Liabilities:
   Accounts Payable                               $  1,079          --          $  1,079
   Accrued compensation                                441          --               441
   Other accrued liabilities                           694           238 (f)         932
   Payable related to acquisition of Dock
     Resins                                          9,105          --             9,105

   Current portion of long term debt                   292          (116)(b)         176
   Deferred revenue                                    104          --               104
                                                  --------      ------------    ---------
Total Current Liabilities                           11,715           122          11,837

Non-current portion of long term debt                  129           (43)(b)          86
Deferred compensation                                  135          --               135

Stockholders' Equity:
   Common stock                                     70,490          --            70,490
   Notes receivable from shareholders                  (13)         --               (13)
   Deferred compensation                              (226)         --              (226)
   Accumulated deficit                             (38,167)           70 (g)     (38,097)
                                                  --------      ------------    ---------
Total Stockholders' Equity                          32,084            70          32,154
                                                  --------      ------------    ---------
                                                  $ 44,063      $    149        $ 44,212
                                                  ========      ============    =========

                             See accompanying notes.

                               LANDEC CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET
                                  July 31, 1997


1. BASIS OF PRESENTATION

The unaudited pro forma condensed consolidated balance sheet information has been prepared by reflecting the historical consolidated balance sheet of Landec at July 31, 1997 and gives effect to the pro forma adjustments as described in the notes below.

(a) The pro forma adjustment reflects the cash proceeds received from Bissell for the sale of Landec's QuickCast line of business. The Company has accounted for this sale as a disposal of a segment.

(b) The pro forma adjustment reflects the portion of the Company's capital lease obligations associated with the QuickCast business line which was extinguished early so that the equipment could be sold to Bissell lien free.

(c) The pro forma adjustment reflects the net book value of QuickCast inventory sold to Bissell.

(d) The pro forma adjustment reflects the operating losses from the measurement date of June 12, 1997 (the date management adopted a plan to dispose of the QuickCast business line) through July 31, 1997 and direct costs incurred as of July 31, 1997. The losses were recorded as an asset as of July 31, 1997, in accordance with generally accepted accounting principles which specifies that operating losses should be deferred until the disposal date if the sale of a business line will result in a net gain(gain on disposal less loss from operations).

(e) The pro forma adjustment reflects the net book value of the QuickCast equipment sold to Bissell.

(f) The pro forma adjustment reflects the estimated operating loss incurred from August 1, 1997 to the close date of August 28, 1997 and the estimated other liabilities incurred resulting from the sale of the QuickCast line of business. The other liabilities primarily include legal, accounting, severance, and miscellaneous costs.

(g) The pro forma adjustment reflects the gain on the sale of the QuickCast line of business. This amount will be recorded as a gain from discontinued operations for the quarter ending October 31, 1997. This gain is reflected in the unaudited pro forma condensed consolidated balance sheet but not in the unaudited pro forma condensed consolidated statement of operations due to its unusual, non-recurring nature.

                               LANDEC CORPORATION
                               UNAUDITED PRO FORMA
                      CONSOLIDATED STATEMENT OF OPERATIONS
                         Nine Months Ended July 31, 1997
                    (in thousands, except per share amounts)



                                                        Pro Forma   Adjusted Pro
                                          Historical    Adjustments      Forma
                                           --------     -----------    ---------
Revenues:
     Product sales                         $  5,076     $  (240)(a)    $  4,836
     License fees                              --          --              --
     Research and development revenues          671        --               671
                                           --------     -----------    ---------
Total revenues                                5,747        (240)          5,507


Operating costs and expenses
     Cost of product sales                    3,731        (462)(a)       3,269
     Research and development                 3,316         (12)(a)       3,304
     Selling, general and administrative      3,715        (822)(a)       2,893
     Purchase of in process research and
        development                           3,022        --             3,022
                                           --------     -----------    ---------
Total operating costs and expenses           13,784      (1,296)         12,488
                                           --------     -----------    ---------
Operating (loss)                             (8,037)     (1,056)         (6,981)

Interest income                               1,353          (1)(a)       1,352
Interest expense                               (197)         18 (a)        (179)
                                           --------     -----------    ---------
Net (loss)                                 $ (6,881)     (1,073)       $ (5,808)
                                           ========     ===========    =========

Net (loss) per share                       $  (0.63)                   $  (0.53)
                                           ========                    =========
Shares used in calculating per share
information                                  10,938                      10,938
                                           ========                    =========


                                         See accompanying notes.

                               LANDEC CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                  July 31, 1997


The unaudited pro forma condensed combined statement of operations information has been prepared by reflecting the historical consolidated statement of operations of Landec for the nine months ended July 31, 1997 and gives effect to the pro forma adjustment as described in the notes below.

(a) The pro forma adjustment represents the operating activity for the QuickCast line of business from November 1, 1996 to June 12, 1997 (the measurement date).

                               LANDEC CORPORATION
                          UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                      Twelve Months Ended October 31, 1996
                    (In thousands, except per share amounts)



                                                       Pro Forma    Adjusted Pro
                                          Historical   Adjustments      Forma
                                          ----------   -----------     -------
Revenues:
     Product sales                         $   755      $  (384)(a)    $   371
     License fees                              600         --              600
     Research and development revenues       1,096         --            1,096
                                           -------      ----------     -------
Total revenues                               2,451         (384)         2,067
                                           -------      ----------     -------

Operating costs and expenses
     Cost of product sales                   1,004         (582)(a)        422
     Research and development                3,808         (221)(a)      3,587
     Selling, general and administrative     3,288         (920)(a)      2,368
                                           -------      ----------     -------
Total operating costs and expenses           8,100       (1,723)         6,377
                                           -------      ----------     -------
Operating (loss)                            (5,649)      (1,339)        (4,310)

Interest income                              1,548           (1)(a)      1,547
Interest expense                               (99)          40 (a)        (59)
                                           -------      ----------     -------
Net (loss)                                 $(4,200)     $(1,378)       $(2,822)
                                           =======      ==========     =======

Net (loss) per share                       $ (0.55)                    $ (0.37)
                                           =======                     =======
Shares used in calculating per share
     information                             7,699                       7,699
                                           =======                     =======

                                             See accompanying notes.

                               LANDEC CORPORATION
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENT OF OPERATIONS
                                October 31, 1996


The unaudited pro forma condensed combined statement of operations information has been prepared by reflecting the historical consolidated statement of operations of Landec for the fiscal year ended October 31, 1996 and gives effect to the pro forma adjustments as described in the notes below.

(a) The pro forma adjustment represents the operating activity for the QuickCast line of business.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         LANDEC CORPORATION
                                         Registrant



Date:  November 11, 1997                 By:  /s/        Joy T. Fry
                                              ----------------------------------
                                                         Joy T. Fry
                                              Vice President of Finance and
                                              Administration and Chief Financial
                                              Officer